UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 3, 2010

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

The registrant is furnishing this Current Report on Form 8-K in connection with (i) the issuance of a press release on May 3, 2010 reporting our first quarter fiscal 2010 financial results, and (ii) the disclosure of information during a conference call and webcast on May 3, 2010, discussing our first quarter fiscal 2010 financial results.  A copy of the press release is furnished as Exhibit 99.1 to this report and a copy of the transcript of the conference call and webcast is furnished as Exhibit 99.2 to this report.

The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 7.01               Regulation FD Disclosure.

As described in Item 2.02, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on May 3, 2010 discussing our first quarter fiscal 2010 financial results.  The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.  We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.              Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)            Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit
Number

99.1	Press release from Summer Infant, Inc., dated May 3, 2010, entitled “Summer Infant, Inc. Announces Record First Quarter 2010 Results”

99.2	Transcript of conference call and webcast conducted on May 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 4, 2010	By:	/s/ Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release from Summer Infant, Inc., dated May 3, 2010, entitled “Summer Infant, Inc. Announces Record First Quarter 2010 Results”

99.2	Transcript of conference call and webcast conducted on May 3, 2010